SPAN-AMERICA MEDICAL SYSTEMS, INC.

                             1997 STOCK OPTION PLAN


         1.  PURPOSE

         The purpose of the Span-America Medical Systems, Inc. 1997 Stock Option Plan (the "Plan") is to promote the growth and profitability of Span-America Medical Systems, Inc. (the "Company") and its subsidiaries ("Subsidiaries") from time to time by increasing the personal participation of officers and key employees in the financial performance of the Company, by enabling the Company to attract and retain officers and key employees of outstanding competence and by providing such officers and key employees with an equity opportunity in the Company. This purpose will be achieved through the grant of stock options ("Options") to purchase shares of common stock of the Company, no par value per share ("Common Stock").

         2.  ADMINISTRATION

          The Plan shall be administered by the Company's Board of Directors (the "Board") or by a committee of the Board (the "Committee") composed solely of all members thereof who are "Non- Employee Directors" (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended).

          The Board or Committee shall have complete authority to: (i) interpret all terms and provisions of the Plan consistent with law; (ii) select from the group of officers and key employees eligible to participate in the Plan the officers and key employees to whom Options shall be granted; (iii) within the limits established herein, determine the number of shares to be subject to, the exercise price of and the term of each Option granted to each of such officers and key employees; (iv) prescribe the form of instrument(s) evidencing Options granted under this Plan; (v) determine the time or times at which Options shall be granted to officers or key employees; (vi) make special grants of Options to officers or key employees when determined to be appropriate; (vii) provide, if appropriate, for the exercisability of Options granted to officers or key employees in installments or subject to specified conditions; (viii) determine the method of exercise of Options granted to officers or key employees under the Plan; (ix) adopt, amend and rescind general and special rules and regulations for the Plan's administration; and (x) make all other determinations necessary or advisable for the administration of this Plan.

          Any action which the Board or Committee is authorized to take may be taken without a meeting if all the members of the Board

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or Committee sign a written document authorizing such action to be taken, unless different provision is made by the By-Laws of the Company or by resolution of the Board or Committee.

          The Board or Committee may designate selected Board or Committee members or certain employees of the Company to assist the Board or Committee in the administration of the Plan and may grant authority to such persons to execute documents, including Options, on behalf of the Board or Committee; subject in each such case to the requirements of Rule 16b-3.

          No member of the Board or Committee or employee of the Company assisting the Board or Committee pursuant to the preceding paragraph shall be liable for any action taken or determination made in good faith.

         3.  STOCK SUBJECT TO PLAN

         The stock to be offered under this Plan shall be authorized but unissued shares of Common Stock, shares of Common Stock previously issued and thereafter acquired by the Company, or any combination thereof. An aggregate of 200,000 shares are reserved for the grant under this Plan of Options. Any or all of the options granted under Section 4 hereof may, at the Board's or Committee's discretion, be intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The numbers of shares which may be granted under this Plan and under Section 4 hereof, respectively, may be adjusted to reflect any change in the capitalization of the Company as contemplated by Section 10 of the Plan and occurring after the adoption of this Plan. The Board or Committee will maintain records showing the cumulative total of all shares subject to Options outstanding under this Plan.

         4.       ELIGIBILITY AND FACTORS TO BE CONSIDERED IN GRANTING
                  OPTIONS

         The grant of Options under this Section 4 shall be limited to those officers and key employees of the Company or any of its Subsidiaries who have the greatest impact on the Company's long-term performance and are selected by the Board or Committee. Members of the Company's Board of Directors who are also officers or employees of the Company are eligible to receive Options under this
Section 4. In making any determination as to the officer(s) and key employee(s) to whom Options shall be granted under this Section 4 and as to the number of shares to be subject thereto, the Board or Committee shall take into account, in each case, the level and responsibility of the person's position, the level of the person's performance, the person's level of compensation, the assessed potential of the person and such additional factors as the


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Board or Committee shall deem relevant to the accomplishment of the purposes of the Plan.

          Options may be granted under this Section 4 only for a reason connected with an officer's or key employee's employment by the Company or any Subsidiary.

                  a.       Allotment of Shares

                   The Board or Committee may, in its sole discretion and subject to the provisions of this Plan, grant to participants eligible under this Section 4, on or after the date hereof, Options to purchase shares of Common Stock. Options granted under this Section 4 may, at the discretion of the Board or Committee, be: (i) Options which are intended to qualify as incentive stock options under Section 422 of the Code; (ii) Options which are not intended so to qualify under Section 422 of the Code; or (iii) both of the foregoing, if granted separately, and not in tandem. Each Option granted under this Plan must be clearly identified as to its status as an incentive stock option or not.

                    Options granted under this Section 4 may be allotted to participants in such amounts, subject to the limitations specified in this Plan, as the Board or Committee, in its sole discretion, may from time to time determine.

                    In the case of Options intended to be incentive stock options, the aggregate fair market value (determined at the time of the Options' respective grants) of the shares with respect to which incentive stock options are exercisable for the first time by a participant hereunder during any calendar year (under all plans taken into account pursuant to Section 422(d) of the Code) shall not exceed $100,000. Options under this Section 4 not intended to qualify as incentive stock options under Section 422 of the Code may be granted to any Plan participant without regard to the Section 422(d) limita tions.

                  b. Option Price

           The price per share at which each Option granted under this Section 4 may be exercised shall be such price as shall be determined by the Board or Committee at the time of grant based on such criteria as may be adopted by the Board or Committee at the time of grant in good faith, taking into account, in each case, the

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         market price of the Common Stock, the level and responsibility of the person's position, the level of the person's performance, the person's level of compensation, the assessed potential of the person, and such additional factor or factors as the Board or Committee shall deem relevant to the accomplishment of the purposes of the Plan; provided, however, that in no event shall the exercise price per share of an Option be less than 50% of the fair market value of the Company's shares of Common Stock on the date the Option is granted. In the case of an Option intended to qualify as an incentive stock option under
         Section 422 of the Code, the exercise price per share shall not be less than 100% (or 110% for owners of more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary) of the fair market value of the Common Stock at the time such Option is granted.

                  If the Company's shares of Common Stock are:

                            (1) actively traded on any national securities
                  exchange or NASDAQ system that reports their sales prices, fair market value shall be the average of the high and the low sales prices per share on the date the Board or Committee grants the Option;

                            (2) otherwise traded over the counter, fair market
                  value shall be the average of the final bid and asked prices for the shares of Common Stock as reported for the date the Board or Committee grants the Option; or

                            (3) not traded, the Board or Committee shall
                  consider any factor or factors which it believes affects fair market value, and shall determine fair market value without regard to any restriction other than a restriction which by its terms will never lapse.

                  c. Term of Option

             The term of each Option granted under this Section 4 shall be established by the Board or Committee, but shall not exceed 10 years (or 5 years for owners of more than 10% of the total combined voting power of all classes of stock of the Company or of a Subsidiary) from the date of the grant.

                  d. Time of Granting Options

            The date of grant of an Option under this Section 4 shall, for all purposes, be the date on which the Board

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         or Committee makes the determination of granting such Option. Notice of the determination shall be given to each officer or key employee to whom an Option is so granted within a reasonable time after the date of such grant.

                  e. Cancellation and Replacement of Options

                     The Board or Committee may at any time or from time to time permit the voluntary surrender by the holder of any outstanding Option granted under this Section 4 where such surrender is conditioned upon the granting under this Section 4 to such holder of new Option(s) for such number of shares as the Board or Committee shall determine, or may require such a voluntary surrender as a condition precedent to the grant under this Section 4 of new Option(s) to such holder.

                    The Board or Committee shall determine the terms and conditions of any such new Option(s), including the prices at and periods during which they may be exercised, in accordance with the provisions of this Plan, all or any of which may differ from the terms and conditions of the Option(s) surrendered. Any such new Option(s) shall be subject to all the relevant provisions of this Plan.

                    The shares subject to any Option so surrendered shall no longer be charged against the limitation or limitations provided in
         Section 3 of this Plan and may again become shares subject to the same applicable limitations of this Plan.

                    The granting of new Option(s) in connection with the surrender of outstanding Option(s) under this Plan shall be considered for the purposes of the Plan as the grant of new Option(s) and not an alteration, amendment or modification of the Plan or of the Option(s) being surrendered.

         5.  NON-TRANSFERABILITY

         An Option granted to a participant under this Plan shall not be transferable by him or her except: (i) by will; (ii) by the laws of descent and distribution; or (iii) pursuant to a qualified domestic relations order as defined by the Code or in Title I of the Employee Retirement Income Security Act, or the rules thereunder. In the case of an Option intended to be an incentive stock option, such Option shall not be transferable by a participant other than by will or the laws of descent and

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distribution and during the optionee's lifetime shall be exercisable only by him or her.

         6.  EXERCISABILITY OF OPTIONS

          Subject to the provisions of this Plan, an Option granted under
Section 4 hereof shall be exercisable at such time or times after the date of grant thereof, according to such schedule and upon such conditions as may be determined by the Board or Committee at the time of grant.

          For a period of six months commencing on the date of grant of an Option hereunder to a participant, such participant may not sell any share(s) of Common Stock acquired upon exercise of such Option.

          Any Option granted under this Plan shall terminate prior to the expiration of its term on the date the optionee ceases to be an employee of the Company or any Subsidiary of the Company, unless the optionee shall (a) die while an employee of the Company or such Subsidiary, in which case the participant's legatee(s) under his or her last will or the participant's personal representative or representatives may exercise all or part of the previously unexercised portion of the Option at any time within one year after the participant's death to the extent the optionee could have exercised the Option immediately prior to his or her death, (b) become permanently or totally disabled within the meaning of section 22(e)(3) of the Code (or any successor provision), in which case the participant or his or her personal representative may exercise the previously unexercised portion of the Option at any time within one year after termination of his or her employment or directorship to the extent the optionee could have exercised the Option immediately prior to such termination, or (c) resign or retire with the consent of the Company, in which case the participant may exercise the previously unexercised portion of the Option at any time within three months after the participant's resignation or retirement to the extent the optionee could have exercised the Option immediately prior to such resignation or retirement.

                  In no event may an Option be exercised after the expiration of its fixed term.

         7.  METHOD OF EXERCISE

          Each Option granted under the Plan shall be deemed exercised when the holder (a) shall indicate the decision to do so in writing delivered to the Company, (b) shall at the same time tender to the Company payment in full in cash (or in the case of an option granted under Section 4 hereof, if the Board or Committee so

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determines at the time of grant, in shares of Common Stock at the fair market value of such shares at the time of exercise) of the exercise price for the shares for which the Option is exercised, (c) shall tender to the Company payment in full in cash of the amount of all federal and state withholding or other employment taxes applicable to the taxable income, if any, of the holder resulting from such exercise, and (d) shall comply with such other reasonable requirements as the Board or Committee may establish.

          No person, estate or other entity shall have any of the rights of a shareholder with reference to shares subject to an Option until a certificate for the shares has been delivered.

          An Option granted under this Plan may be exercised for any lesser number of shares than the full amount for which it could be exercised. Such a partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan for the remaining shares subject to the Option.

         8.  TERMINATION OF OPTIONS

          An Option granted under this Plan shall be considered terminated in whole or part, to the extent that, in accordance with the provisions of this Plan and such Option, it can no longer be exercised for any shares originally subject to the Option. The shares subject to any Option or portion thereof, which terminates, shall no longer be charged against the applicable limitation or limitations provided in Section 3 of this Plan and may again become shares available for the purposes, and subject to the same applicable limitations, of this Plan.

         9.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         In the event of any change in the outstanding Common Stock of the Company by reason of a stock dividend, stock split, stock consolidation, recapitalization, reorganization, merger, split up or the like, the shares available for purposes of this Plan, the shares to be covered by subsequent grants under Section 5 hereof and the number and kind of shares under option in outstanding option agreements pursuant to this Plan and the option price under such agreements shall be appropriately adjusted so as to preserve, but not increase, the benefits of this Plan to the Company and the benefits to the holders of such Options; provided in the case of incentive stock options that, in the case of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the excess of the aggregate fair market value of the shares subject to any Option immediately after such event over the aggregate option price of such shares is not more than the excess of the aggregate fair

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market value of all shares subject to the Option immediately before such event over the aggregate option price of such shares.

          Adjustments under this Section shall be made by the Board or Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive.

         10.  COMPLIANCE WITH SECURITIES LAWS AND OTHER REQUIREMENTS

        No certificate(s) for shares shall be executed and delivered upon exercise of an Option until the Company shall have taken such action, if any, as is then required to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the South Carolina Uniform Securities Act, as amended, any other applicable state securities law(s) and the requirements of any exchange on which the Common Stock may, at the time, be listed.

          In the case of the exercise of an Option by a person or estate acquiring the right to exercise the Option by bequest or inheritance, the Board or Committee may require reasonable evidence as to the ownership of the Option and may require such consents and releases of taxing authorities as it may deem advisable.

         11.  NO RIGHT TO EMPLOYMENT

          Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any employee participant under the Plan any right to continue in the employ of the Company, or shall in any way affect the right and power of the Company to terminate the employment or position with the Company of any participant under this Plan at any time with or without assigning a reason therefor, to the same extent as the Company might have done if this Plan had not been adopted.

         12.  AMENDMENT AND TERMINATION

          The Board or Committee may at any time suspend, amend or terminate this Plan. The Board or Committee may make such modifications of the terms and conditions of a holder's Option as it shall deem advisable. No Option may be granted during any suspension of the Plan or after such termination. Notwithstanding the foregoing provisions of this Section, no amendment, suspension or termination shall, without the consent of the holder of an Option, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

         In addition to Board or Committee approval of an

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amendment, if the amendment would: (i) materially increase the benefits accruing to participants; (ii) increase the number of securities issuable under this Plan (other than an increase pursuant to Section 9 hereof); (iii) change the class or classes of individuals eligible to receive Options; or (iv) otherwise materially modify the requirements for eligibility, then such amendment must be approved by the holders of a majority of the Company's outstanding capital stock present or represented by proxy and entitled to vote at a meeting duly held of the stockholders of the Company.

         13.  USE OF PROCEEDS

          The proceeds received by the Company from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes as determined by the Board.

         14.  INDEMNIFICATION OF BOARD OR COMMITTEE

          In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board or Committee shall, to the fullest extent permitted by law, be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided the settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member or Committee member is liable for gross negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding the Board member or Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

         15.  EFFECTIVE DATE OF THE PLAN

          This Plan was adopted by the Board of the Company on October 21, 1997 and shall be effective as of October 21, 1997, subject to its approval by the appropriate shareholder vote at the next ensuing annual meeting of shareholders of the Company.

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         16.  DURATION OF THE PLAN

          Unless previously terminated by the Board or Committee, this Plan shall terminate at the close of business on October 20, 2007, and no Option shall be granted under it thereafter, but such termination shall not affect any Option theretofore granted under this Plan.

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                                      ,199



Dear        :

         In accordance with the 1997 Stock Option Plan (the "Plan") of Span-America Medical Systems, Inc. (the "Company"), you, as an officer or a key employee of the Company or its subsidiaries, and in order to give you an added proprietary interest in the Company and an additional incentive to advance the interest of the Company, were granted on , 199 , an option to purchase shares of the Common Stock of the Company upon the following terms and conditions:

         (1) The exercise price shall be $ ( % of the fair market value of a share on the date of grant , 199 );

         (2) This Option will become exercisable according to the following schedule:





         (3)      Once exercisable, this Option may be exercised until      ,
                         , subject to the terms and conditions of the
                  Plan, a copy of which is attached hereto and incorporated herein by reference. This Option is granted subject to the Plan and shall be construed in accordance with the Plan.


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Page Two
            , 199



         (4) This Option is [is not] intended to be treated as an "incentive stock option" for purposes of Section 422 of the Internal Revenue Code.

         This Option is not transferable except pursuant to the terms and conditions of the Plan.

                                            Very truly yours, SPAN-AMERICA
                                            MEDICAL SYSTEMS, INC.



                                            By:

                                            Title:






I hereby accept the within Stock Option and acknowledge receipt of a copy of the Plan.




Optionee

Date:



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